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Exhibit 77Q1 - Additional Items

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15, the registrant has included the complete list of foreign sub-custodians below.

Item 15

CUSTODIAN: State Street Bank & Trust Co.
Country                           Subcustodian Name                                   City
Argentina                         Citibank, N.A.                                      1036 Buenos Aires, Argentin
Australia                         The Hongkong and Shanghai Banking Corporation Ltd.  Sydney, NSW 2000, Australia
Australia                         Citigroup Pty. Limited                              Melbourne, VIC 3000, Austra
Austria                           UniCredit Bank Austria AG                           Vienna  A-1090, Austria
Bahrain                           HSBC Bank Middle East Limited                       Kingdom of Bahrain
Bangladesh                        Standard Chartered Bank                             Dhaka 1000, Bangladesh
Belgium                           Deutsche Bank AG, Netherlands                       1017 CA Amsterdam, Netherla
Benin                             Societe Generale de Banques en Cote dIvoire        Abidjan 01 Ivory Coast
Bermuda                           Bank of Bermuda Limited                             Hamilton, HM11 Bermuda
Botswana                          Barclays Bank of Botswana Ltd.                      Gaborone, Botswana
Brazil                            Citibank, N.A.                                      Sao Paulo, Brazil 01311
Bulgaria                          ING Bank N.V.                                       1408 Sofia, Bulgaria
Bulgaria                          *UniCredit Bulbank AD                               1000 Sofia, Bulgaria
Burkina Faso                      Societe Generale de Banques en Cote dIvoire        Abidjan 01 Ivory Coast
Canada                            State Street Trust Company Canada                   Toronto, Ontario M5C 3G6 Ca
Canada                            *RBC Dexia Investor Services Limited                Toronto, Ontario M5J 2J5
Cayman Islands                    Close Trustees (Cayman) Limited                     Grand Cayman KY1-1102 ,Caym
Chile                             Banco Itau Chile                                    Las Condes, Santiago, Chile
Chile                             *Citibank, N.A.                                     Santiago, Chile Santiago
People's Republic of China (ShanghHSBC Bank (China) Company Limited, Shanghai         Pudong Shanghai PRC Postal
People's Republic of China (ShenzhHSBC Bank (China) Company Limited, Shenzhen         Shenzhen 518031 People's Re
People's Republic of China (Shenzh*Standard Chartered Bank (China) Limited Shanghai, SPudong, Shanghai 200120, Ch
Colombia                          Cititrust Colombia S.A.                             Bogota, Colombia
Costa Rica                        Banco BCT S.A.                                      San Jose, Costa Rica
Croatia                           Privredna banka Zagreb d.d.                         10000 Zagreb, Croatia
Croatia                           *Zagrebacka Banka d.d.                              10000 Zagreb, Croatia
Cyprus                            BNP Paribas Securities Services, S.A.               GR 115 28 Athens, Greece
Czech Republic                    Ceskoslovenska obchodni banka, a.s.                 150 57 Prague 5, Czech Repu
Czech Republic                    *UniCredit Bank Czech Republic, a. s.               113 80, Praha 1, Czech Repu
Denmark                           Skandinaviska Enskilda Banken AB                    Copenhagen K, Denmark
Ecuador                           Banco de la Produccion S.A. PRODUBANCO              Quito, Ecuador
Egypt                             HSBC Bank Egypt S.A.E.                              Cairo, Egypt
Egypt                             *Citibank, N.A.                                     Cairo, Egypt 11511
Estonia                           AS SEB Pank                                         15010 Tallinn, Estonia
Finland                           Skandinaviska Enskilda Banken AB                    SE-106 40 Stockholm, Sweden
France                            Deutsche Bank A.G.                                  1017 CA Amsterdam, Netherla
Germany                           Deutsche Bank AG                                    D-65760 Eschborn Germany
Ghana                             Barclays Bank of Ghana Ltd                          Accra, Ghana
Greece                            BNP Paribas Securities Services, S.A.               GR 115 28 Athens, Greece
Guinea-Bissau                     Societe Generale de Banques en Cote d'Ivoire        Abidjan 01 Ivory Coast
Hong Kong                         Standard Chartered Bank (Hong Kong) Ltd             Kwun Tong, Hong Kong
Hungary                           UniCredit Bank Hungary Zrt.                         H-1054 Budapest, Hungary
Iceland                           New Kaupthing Banki hf.                             101 Reykjavik, Iceland
India                             Deutsche Bank AG                                    Fort Mumbai 400 001, India
India                             The Hongkong and Shanghai Banking Corporation LimiteMumbai-400 057, India
India                             *Standard Chartered Bank                            Fort Mumbai 400 001 India
Indonesia                         Deutsche Bank AG                                    Jakarta 10310, Indonesia
Indonesia                         *Standard Chartered Bank Indonesia                  Jakarta 10220, Indonesia
Ireland                           Bank of Ireland                                     Dublin 1, Ireland
Ireland                           *HSBC Bank Plc.                                     London EC3N 4DA
Israel                            Bank Hapoalim B.M.                                  66883 Tel Aviv, Israel
Italy                             Deutsche Bank S.p.A., Milan                         20126 Milan, Italy
Ivory Coast                       Societe Generale de Banques en Cote d'Ivoire        Abidjan 01 Ivory Coast
Jamaica                           Bank of Nova Scotia Jamaica Ltd                     Kingston, Jamaica, W.I.
Japan                             Mizuho Corporate Bank, Ltd.                         Tokyo 103-0026 Japan
Japan                             Sumitomo Mitsui Banking Corporation                 Tokyo 100-8210 Japan
Japan                             *Standard Chartered Bank (Japan) Limited            Tokyo 100-6155
Jordan                            HSBC Bank Middle East Limited                       Western Amman, Jordan
Kazakhstan                        SB HSBC Bank Kazakhstan JSC                         Almaty 480021, Kazakhstan
Kenya                             Barclays Bank of Kenya Limited                      Nairobi, Kenya
Republic of Korea                 Deutsche Bank AG                                    110-752 Seoul, Korea
Republic of Korea                 The Hongkong and Shanghai Banking Corporation Limite1-Ka Bongrae-Dong, Chung-Ku
Republic of Korea                 *Standard Chartered First Bank Korea Limited (SC FirChongRo-Gu, Seoul,110-702,
Kuwait                            HSBC Bank Middle East Limited                       Safat 13017, Kuwait
Latvia                            AS SEB Banka                                        Riga raj, LV 1076 Latvia
Lebanon                           HSBC Bank Middle East Limited                       Beirut 1107 2080, Lebanon
Lithuania                         AB SEB Bankas                                       LT-2600 Vilnius, Lithuania
Malaysia                          Standard Chartered Bank Malaysia Berhad             50250 Kuala Lumpur, Malaysi
Mali                              Societe Generale de Banques en Cote d'Ivoire        Abidjan 01 Ivory Coast
Malta                             The Hongkong and Shanghai Banking Corporation LimiteValletta VLT 05, Malta
Mauritius                         The Hongkong and Shanghai Banking Corporation LimiteEbene, Mauritius
Mexico                            Banco Nacional de Mexico S.A.                       Mexico, DF 01210
Morocco                           Citibank, N.A.                                      Tampa, Florida 33610
Namibia                           Standard Bank Namibia Limited                       Windhoek, Namibia
Netherlands                       Deutsche Bank AG                                    1017 CA Amsterdam, Netherla
New Zealand                       The Hongkong and Shanghai Banking Corporation Ltd   Auckland 1010, New Zealand
Niger                             Societe Generale de Banques en Cpote d'Ivoire        Abidjan 01 Ivory Coast
Nigeria                           Stanbic IBTC Bank Plc.                              Victoria Island, Lagos, Nig
Norway                            Skandinaviska Enskilda Banken AB                    SE-106 40 Stockholm, Sweden
Oman                              HSBC Bank Middle East Limited                       Muscat, Oman
Pakistan                          Deutsche Bank AG                                    Karachi 75530 Pakistan
Pakistan                          *Standard Chartered Bank (Pakistan) Limited         Karachi 74000, Pakistan
Palestine                         HSBC Bank Middle East Limited                       Ramallah, West Bank, Palest
Panama                            HSBC Bank (Panama) S.A.                             Panama City, Republic of Pa
Peru                              Citibank del Peru, S.A.                             Lima 27, Peru
Philippines                       Standard Chartered Bank                             Makati City, Metro Manila P
Poland                            Bank Handlowy w Warszawie S.A.                      00-923 Warsaw 55, Poland
Portugal                          Banco Comercial Portugues S.A.                      1099-007 Lisboa, Portugal
Portugal                          *BNP Paribas Securities Services, S.A.
Puerto Rico                       Citibank, N.A.                                      San Juan, Puerto Rico 00901
Qatar                             HSBC Bank Middle East Limited                       Doha, Qatar
Romania                           ING Bank N.V.                                       Bucharest 1, Romania
Romania                           *UniCredit Tiriac Bank S.A.                         Bucharest 1, 014106, Romani
Russia                            ING Bank (Eurasia) ZAO                              Moscow 127473, Russia
Russia                            *ZAO Citibank                                       Moscow, 123317, Russia
Saudi Arabia                      Saudi British Bank, Riyadh                          Riyadh 11413, Saudi Arabia
Senegal                           Societe Generale de Banques en Cote d'Ivoire        Abidjan 01 Ivory Coast
Serbia                            UniCredit Bank Serbia JSC                           11070 New Belgrade, Serbia
Singapore                         DBS Bank Limited                                    Singapore 239922
Singapore                         United Overseas Bank Ltd.                           Singapore 048624
Slovak Republic                   Ceskoslovenska obchodna banka, a.s.                 814 99 Bratislava, Slovak R
Slovak Republic                   *UniCredit Bank Slovakia a.s.                       Bratislava 1, Slovak Republ
Slovenia                          UniCredit Banka Slovenija d.d.                      SI-1000, Ljubljana, Sloveni
South Africa                      Nedbank Limited                                     Braamfontein, Johannesburg
South Africa                      Standard Bank of South Africa Limited               Johannesburg 2001 Republic
Spain                             Deutsche Bank S.A.E.                                Barcelona, Spain
Sri Lanka                         The Hongkong and Shanghai Banking Corporation LimiteColombo 1, Sri Lanka
Sri Lanka                         *Standard Chartered Bank                            Colombo 1, Sri Lanka
Swaziland                         Standard Bank Swaziland Limited                     Swazi Plaza, Mbabane, Swazi
Sweden                            Skandinaviska Enskilda Banken AB                    SE-106 40 Stockholm, Sweden
Switzerland                       UBS AG                                              8098 Zurich, Switzerland
Switzerland                       Credit Suisse                                       Zurich, Switzerland
Taiwan - R.O.C.                   Bank of Taiwan                                      Taipei 100, Taiwan Republic
Taiwan - R.O.C.                   *Standard Chartered Bank (Taiwan) Limited           Taipei 105, Taiwan Republic
Taiwan - R.O.C.                   HSBC Taipei                                         Section 1, Taipei 110, Taiw
Taiwan - R.O.C.                   Citibank Taipei                                     Taipei, Taiwan Republic of
Taiwan - R.O.C.                   Deutsche Bank                                       Taipei, Taiwan R.O.C. 10549
Taiwan - R.O.C.                   JPMorgan Chase Bank, N.A., Taiwan Branch            Taipei 11047 Taiwan R.O.C
Thailand                          Standard Chartered Bank (Thai) Public Company LimiteBangkok 10500, Thailand
Togo                              Societe Generale de Banques en Cote d'Ivoire        Abidjan 01 Ivory Coast
Trinidad & Tobago                 Republic Bank Limited                               Port of Spain, Trinidad & T
Tunisia                           Banque Internationale Arabe de Tunisie              1080 Tunis, Tunisia
Turkey                            Citibank, A.S.                                      34768 Umraniye Istanbul, Tu
Turkey                            *HSBC Bank A.S.                                     34398 Istanbul, Turkey
Uganda                            Barclays Bank of Uganda Ltd.                        Kampala, Uganda
Ukraine                           ING Bank Ukraine                                    04070 Kiev, Ukraine
Ukraine                           *UniCredit Bank T.z.o.v.                            Kiev 01034, Ukraine
United Arab Emirates - ADX        HSBC Bank Middle East Limited (HSBC-BME), Abu Dhabi Dubai, United Arab Emirates
United Arab Emirates - DFM        HSBC Bank Middle East Limited                       Dubai, United Arab Emirates
Dubai Intternational Financial CenHSBC Bank Middle East Limited, Dubai                Dubai, United Arab Emirates
Dubai Intternational Financial Cen*Standard Chartered Bank                            Dubai, United Arab Emirates
United Kingdom                    State Street Bank and Trust Company, United Kingdom Edinburgh EH5 2AW, Scotland
United Kingdom                    *HSBC Bank Plc.                                     London EC3N 4DA
United States                     State Street Bank and Trust Company                 Boston, MA 02110, United St
Uruguay                           Banco Itau Uruguay S.A.                             11000 Montevideo, Uruguay
Venezuela                         Citibank, N.A.                                      Caracas, Venezuela
Vietnam                           HSBC Bank (Vietnam) Ltd.                            District 1, Ho Chi Minh Cit
Zambia                            Barclays Bank of Zambia Plc.                        Lusaka, Zambia
Zimbabwe                          Barclays Bank of Zimbabwe Limited                   Harare, Zimbabwe
                                  *Legacy Investors Bank & Trust Company (IBT) subcustodian Network relationship.
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